Exhibit 10.2

SECOND AMENDMENT AND JOINDER TO BACKSTOP COMMITMENT AGREEMENT

This SECOND AMENDMENT AND JOINDER TO BACKSTOP COMMITMENT AGREEMENT (this “Amendment”) is made and entered into as of December 8, 2020, by and among SAExploration Holdings, Inc., a Delaware corporation, SAExploration Sub, Inc., SAExploration, Inc., SAExploration Seismic Services (US), LLC, and NES, LLC (collectively, the “Company Parties”), the undersigned Backstop Parties, and Tegean Capital Management LLC (the “Joining Party”).

WHEREAS, reference is made to the Backstop Commitment Agreement, dated as of August 27, 2020 (as amended by the Amendment to Backstop Commitment Agreement dated November 1, 2020, the “Existing Agreement”), by and among the Company Parties and the Backstop Parties party thereto. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Existing Agreement;

WHEREAS, Section 8.5 of the Existing Agreement provides that the Existing Agreement may be amended by a written instrument that is signed by the Company Parties and the Required Backstop Parties;

WHEREAS, the Company Parties and the undersigned Backstop Parties, together constituting the Required Backstop Parties, now intend to amend the Existing Agreement as set forth below;

WHEREAS, the Joining Party intends to become party to the Existing Agreement, as amended by this Amendment (the “Amended Agreement”) as a “Backstop Party” and to be bound by all of the terms of the Amended Agreement;

WHEREAS, the Company Parties and the undersigned Backstop Parties, together constituting the Required Backstop Parties, consent to the Joining Party becoming party to the Amended Agreement as a “Backstop Party”.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto hereby agree as follows:

1. Joinder. The Joining Party hereby agrees to be bound by all of the terms of the Amended Agreement. The Joining Party, the Company Parties, and the undersigned Backstop Parties hereby agree that the Joining Party shall hereafter be deemed to be a “Backstop Party” for all purposes under the Agreement. Notwithstanding the foregoing or anything in the Amended Agreement to the contrary, the Joining Party shall not be entitled to the benefit of any provision of the Amended Agreement providing for the reimbursement of costs, fees, or expenses, including without limitation any such provisions contained in Sections 2.3.1 and 7.1 of the Amended Agreement, and the Joining Party hereby waives any such benefit.

2. Representations and Warranties. The Joining Party hereby makes the representations and warranties of the Backstop Parties as set forth in Section 4 of the Amended Agreement to the Company Parties as of the date hereof.

3. Amendments to the Existing Agreement.

a.	Section 1 is hereby amended to add the following definitions in alphabetical order:

“Ad Hoc Group” means Nebari Holdings LLC, Morgan Stanley Investment Management, Inc., Tegean Capital Management LLC, and their respective affiliates that receive Subscription Rights in the Rights Offering.

“Tegean Backstop Party” means Tegean Capital Management LLC and its successors and permitted assigns, in each case that are Backstop Parties.

“Tegean First Lien Term Loans” means the First Lien Term Loans in an aggregate principal amount of the lesser of (i) the aggregate principal amount of First Lien Term Loans, if any, for which the members of the Ad Hoc Group received Subscription Rights that have not been subscribed for and purchased in the Rights Offering as of the Offering Deadline, and (ii) Backstop Commitment of the Tegean Backstop Party.

“Tegean New Common Shares” means an aggregate number of New Common Shares equal to the lesser of (i) the aggregate principal amount of New Common Shares, if any, for which the members of the Ad Hoc Group received Subscription Rights that have not been subscribed for and purchased in the Rights Offering as of the Offering Deadline, and (ii) Backstop Percentage of the Tegean Backstop Party multiplied by the aggregate number of New Common Shares offered pursuant to the Rights Offering.

b.

The definition of “Remaining First Lien Term Loans” in Section 1 of the Existing Agreement is hereby amended to reflect the changes indicated below, with insertions shown in underline and deletions shown in ~~strikethrough~~:

“Remaining First Lien Term Loans” means the aggregate principal amount of First Lien Term Loans, if any, that have not been subscribed for and purchased in the Rights Offering as of the Offering Deadline, minus the Tegean First Lien Term Loans.

c.

The definition of “Remaining New Common Shares” in Section 1 of the Existing Agreement is hereby amended to reflect the changes indicated below, with insertions shown in underline and deletions shown in ~~strikethrough~~:

“Remaining New Common Shares” means the aggregate number of New Common Shares, if any, that have not been subscribed for and purchased in the Rights Offering as of the Offering Deadline, minus the Tegean New Common Shares.

d.	Section 2.1.2(b) of the Existing Agreement is hereby amended to reflect the changes indicated below, with insertions shown in underline and deletions shown in ~~strikethrough~~:

(b) On and subject to the terms and conditions hereof, (i) the Tegean Backstop Party agrees to purchase, at the Purchase Price, the Tegean First Lien Term Loans and the Tegean New Common Shares, and (ii) each Backstop Party (other than the Tegean Backstop Party) agrees, severally and not jointly, to purchase, at the Purchase Price, (~~i~~A) Remaining First Lien Term Loans in an aggregate principal amount equal to such Backstop Party’s pro rata share (based on such Backstop Party’s Backstop Commitment in relation to the total Backstop Commitments of the Backstop Parties other than the Tegean Backstop Party) ~~Backstop Percentage~~ of the Remaining First Lien Term Loans, and (~~ii~~B) a number of Remaining New Common Shares equal to its pro rata share (based on such Backstop Party’s Backstop Commitment in relation to the total Backstop Commitments of the Backstop Parties other than the Tegean Backstop Party) ~~Backstop Percentage~~ of the Remaining New Common Shares (collectively, the “Backstop Purchase”; and such Tegean Backstop Party’s or other Backstop Party’s obligation to make the Backstop Purchase, its “Backstop Purchase Obligation”).

e.	Section 2.2.3 of the Existing Agreement is hereby amended to reflect the changes indicated below, with insertions shown in underline and deletions shown in ~~strikethrough~~:

Premium. Subject to Section 2.4, the Company Parties, jointly and severally, hereby agree to pay each Backstop Party (other than the Tegean Backstop Party) its pro rata share (based on such Backstop Party’s Backstop Commitment in relation to the total Backstop Commitments of the Backstop Parties other than the Tegean Backstop Party) of the Backstop Commitment Premium which premium shall be deemed earned upon the effective date of this Agreement and payable upon the earlier of (a) the Effective Date and (b) termination of this Agreement under the circumstances set forth in Section 8.10.4.

f.	Section 2.4.2 of the Existing Agreement is hereby amended to reflect the changes indicated below, with insertions shown in underline and deletions shown in ~~strikethrough~~:

If a Backstop Party is a Defaulting Backstop Party, it shall not be entitled to any Backstop Commitment Premium hereunder and the aggregate Backstop Commitment Premium shall be reduced ~~ratably~~ upon a Funding Default based on the portion of the aggregate Backstop Commitment Premium that would have been allocated to the Defaulting Backstop Party~~’s Backstop Percentage~~; provided, that if a Replacement Purchase sufficient to cure all or a portion of the Funding Default occurs, the Backstop Commitment Premium shall only be ~~ratably~~ reduced to the extent of the uncured Funding Default, and such amount that would have otherwise been reduced shall be paid to the Replacing Backstop Parties, as applicable.

g.	Schedule 1 to the Existing Agreement is hereby amended and restated in its entirety in the form attached hereto as Exhibit A.

3. Effect on the Existing Agreement. Other than as expressly set forth herein, all other terms and provisions of the Existing Agreement shall remain unaffected by the terms of this Amendment, and shall continue in full force and effect.

4. Miscellaneous.

a. No Further Amendments. Except as expressly modified hereby, the Existing Agreement remains in full force and effect. Upon execution and delivery hereof, the Existing Agreement shall thereupon be deemed to be amended as hereinabove set forth as fully and with the same effect as if the amendments made hereby were originally set forth in the Existing Agreement, and this Amendment and the Existing Agreement shall be henceforth read, taken, and construed as one and the same instrument.

b. Counterparts; Facsimile and Electronic Signatures. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument. This Amendment or any counterpart may be executed and delivered by facsimile copies or delivered by electronic communications by portable document format (.pdf), each of which shall be deemed an original.

c. Incorporations by Reference. Sections 7 (Indemnification and Contribution) and 8 (Miscellaneous) of the Agreement are hereby incorporated by reference, mutatis mutandis.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers, solely in their respective capacity as officers of the undersigned and not in any other capacity, as of the date set forth above.

SAEXPLORATION HOLDINGS, INC. SAEXPLORATION SUB, INC. SAEXPLORATION, INC. SAEXPLORATION SEISMIC SERVICES (US), LLC NES, LLC

By:	/s/ Michael J. Faust
Name: Michael J. Faust
Title Chief Executive Officer and President

[Signature Page to Second Amendment and Joinder to Backstop Commitment Agreement]

Backstop Parties:

WHITEBOX MULTI-STRATEGY PARTNERS, L.P.

By: Whitebox Advisors LLC its investment manager

By:	/s/ Luke Harris
Name: Luke Harris
Title: General Counsel – Corporate, Transactions & Litigation

WHITEBOX CREDIT PARTNERS, L.P.

By: Whitebox Advisors LLC its investment manager

By:	/s/ Luke Harris
Name: Luke Harris
Title: General Counsel – Corporate, Transactions & Litigation

[Signature Page to Second Amendment and Joinder to Backstop Commitment Agreement]

BLUE MOUNTAIN CREDIT ALTERNATIVES MASTER FUND, L.P.

By: Assured Investment Management LLC, its Investment Manager

By:	/s/ Dawn Jasiak
Name: Dawn Jasiak
Title: General Counsel

BLUEMOUNTAIN KICKING HORSE FUND, L.P.

By: Assured Investment Management LLC, its Investment Manager

By:	/s/ Dawn Jasiak
Name: Dawn Jasiak
Title: General Counsel

BLUEMOUNTAIN MONTENVERS MASTER FUND SCA SICAV-SIF, L.P.

By: Assured Investment Management LLC, its Investment Manager

By:	/s/ Dawn Jasiak
Name: Dawn Jasiak
Title: General Counsel

BLUEMOUNTAIN SUMMIT TRADING, L.P.

By: Assured Investment Management LLC, its Investment Manager

By:	/s/ Dawn Jasiak
Name: Dawn Jasiak
Title: General Counsel

[Signature Page to Second Amendment and Joinder to Backstop Commitment Agreement]

HIGHBRIDGE MSF INTERNATIONAL LTD. (f/k/a 1992 MSF International Ltd.)

By: Highbridge Capital Management, LLC, as Trading Manager and not in its individual capacity

By:	/s/ Jonathan Segal
Name: Jonathan Segal
Title: Managing Director

HIGHBRIDGE TACTICAL CREDIT MASTER FUND, L.P. (f/k/a 1992 Tactical Credit Master Fund, L.P.)

By: Highbridge Capital Management, LLC, as Trading Manager and not in its individual capacity

By:	/s/ Jonathan Segal
Name: Jonathan Segal
Title: Managing Director

[Signature Page to Second Amendment and Joinder to Backstop Commitment Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers, solely in their respective capacity as officers of the undersigned and not in any other capacity, as of the date set forth above.

Ad Hoc Lender

TEGEAN CAPITAL MANAGEMENT LLC
By:	/s/ Joseph N. Levy
Name: Joseph N. Levy Title: Chief Financial Officer

[Signature Page to Second Amendment and Joinder to Backstop Commitment Agreement]

Exhibit A

[Redacted]